EXHIBIT 23.1


                             CONSENT OF INDEPENDENT
                      REGISTERED PUBLIC ACCOUNTANTING FIRM

     We consent to the use in this Registration Statement on Form S-8 of our report dated April 16, 2007 relating to the financial statements of EcoSystem Corporation (f/k/a GS Energy Corporation) and subsidiaries for the years ended December 31, 2006 and 2005.


                                /s/ Rosenberg Rich Baker Berman & Co.
                                --------------------------------------------
                                    Rosenberg Rich Baker Berman & Co.
                                    Certified Public Accountants
Bridgewater, New Jersey
March 24, 2008